February 6, 2004


U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attn.:  Document Control

Re:    American Depositary Shares evidenced by
American Depositary Receipts, each American
Depositary Share evidencing 1,500 ordinary
shares , of 10 GROUP PLC (file 333-81382)
************************

Gentlemen:

Pursuant to Rule 424(b)(3) under the Securities
Act of 1933, as amended, on behalf of The Bank of New York, as Depositary for securities against which American Depositary Receipts are to be issued, we enclose a copy of the overstamped ADR certificate reflecting the par value change.

Pursuant to Section III B of the General
Instructions to the Form F-6 Registration
Statement, the Prospectus consists of the ADR certificate for 10 GROUP PLC.

Please contact me with any questions or
comments on 212 815- 3982.

Sincerely,
Laura Martincich
Assistant Treasurer
Telephone #: 212-815-3982
Facsimile : 212-571-3050
Email:lmartincich@bankofny.com


Encl.

Cc: Paul Dudek, Esq
       (Office of International Corporate Finance)